UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

Regional Management Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35477	57-0847115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B
Greer, South Carolina		29651
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (864) 448-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Senior Revolving Credit Facility

On April 28, 2026, Regional Management Corp. (the “Company”) and certain of its subsidiaries entered into the First Amendment to the Loan and Security Agreement (the “First Amendment”), by and among the Company and its subsidiaries named as borrowers therein (collectively with the Company, the “Revolving Borrowers”), the financial institutions named as lenders therein (the “Revolving Lenders”), and Bank of Montreal, as agent (the “Senior Revolving Agent”). The First Amendment amends the Loan and Security Agreement, dated as of August 19, 2025 (the “Loan Agreement”), by and among the Revolving Borrowers, the Revolving Lenders, and the Senior Revolving Agent. The Loan Agreement was previously filed with the Securities and Exchange Commission (the “SEC”) by the Company on August 25, 2025, as Exhibit 10.1 on Form 8-K. The First Amendment amends the Loan Agreement to address amendments to and the incorporation of certain definitions relating to the pledge of receivables originated by a bank partner upon the satisfaction of certain conditions.

For a complete description of the terms of the First Amendment, see Exhibit 10.1 hereto. The foregoing description of the First Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the First Amendment, which is incorporated by reference herein.

Amendment to the RMR IV Warehouse Facility

On April 28, 2026, the Company and its wholly-owned subsidiary, Regional Management Receivables IV, LLC (“RMR IV”), entered into the Amendment No. 8 to the Credit Agreement, dated as of April 28, 2026 (the “RMR IV Amendment”), by and among the Company, as servicer, RMR IV, as borrower, the lenders party thereto, Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, and Computershare Trust Company, N.A. (as successor to Wells Fargo), acting through its Corporate Trust Services division, as account bank and backup servicer. The RMR IV Amendment amends the Credit Agreement, dated as of April 19, 2021 (the “RMR IV Credit Agreement”), by and among the Company, as servicer, RMR IV, as borrower, the lenders and agents from time to time parties thereto, Wells Fargo, as account bank and backup servicer, and Wells Fargo, as administrative agent. The RMR IV Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.2 to the Current Report on Form 8-K filed April 20, 2021. The RMR IV Amendment amends the RMR IV Credit Agreement to, among other things, (i) address changes to the definitions of “Concentration Limits,” “Intercreditor Agreement,” “Maturity Date,” “Security Agreement,” and “Unused Commitment Fee,” (ii) add certain additional direct subsidiaries of the Company to the definition of “Originator,” (iii) extend the revolving period end date to May 2027 and extend the maturity date to May 2028, (iv) address changes to and the incorporation of certain definitions, including but not limited to the definitions of “Bank Originator Transfer Agreement,” “Bank Retained Loans,” “Basic Documents,” “Credit Policy,” and “Eligible Receivables” relating to the pledge of receivables originated by a bank partner upon the satisfaction of certain conditions, and (v) address changes to the definition of “Eligible Receivables” to add a maximum receivables balance for unsecured receivables .

For a complete description of the terms of the RMR IV Amendment, see Exhibit 10.2 hereto. The foregoing description of the RMR IV Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the RMR IV Amendment, which is incorporated by reference herein.

Amendment to the RMR V Warehouse Facility

On April 28, 2026, the Company and its wholly-owned subsidiary, Regional Management Receivables V, LLC (“RMR V”), entered into the Amendment No. 8 to Credit Agreement, dated as of April 28, 2026 (the “RMR V Amendment”), by and among the Company, as servicer, RMR V, as borrower, the lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Computershare Trust Company, National Association, as successor by merger to Wells Fargo, acting through its Corporate Trust Services division, including its successors and permitted assigns, as account bank, securities intermediary, and backup servicer. The RMR V Amendment amends the Credit Agreement, dated as of April 28, 2021 (the “RMR V Credit Agreement”), by and among the Company, as servicer, RMR V, as borrower, the lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Wells Fargo, as account bank and backup servicer. The RMR V Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.1 to the Current Report on Form 8-K filed April 29, 2021. The RMR V Amendment amends the RMR V Credit Agreement in order to, among other things, (i) address changes to the definitions of “Concentration Limits,” “Intercreditor Agreement,” “Maturity Date,” “Security Agreement,” and “Unused Commitment Fee,” (ii) add certain additional direct subsidiaries of the Company to the definition of “Originator,” (iii) extend the revolving period end date to November 2027 and extend the maturity date to November 2028, and (iv) address changes to and the incorporation of certain definitions, including but not limited to the definitions of “Bank Originator Transfer Agreement,” “Bank Retained Loans,” “Basic Documents,” “Contract,” “Credit Policy,” “Owner of Record,” and “Eligible Receivables” relating to the pledge of receivables originated by a bank partner upon the satisfaction of certain conditions.

For a complete description of the terms of the RMR V Amendment, see Exhibit 10.3 hereto. The foregoing description of the RMR V Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the RMR V Amendment, which is incorporated by reference herein.

Amendment to the RMR VI Warehouse Facility

On April 28, 2026, the Company and its wholly-owned subsidiary, Regional Management Receivables VI, LLC (“RMR VI”), entered into the Fourth Amendment to Credit Agreement and Consent, dated as of April 28, 2026 (the “RMR VI Amendment”), by and among the Company, as servicer, RMR VI, as borrower, the lenders parties thereto, and Regions Bank, as administrative agent and securities intermediary, and Computershare Trust Company, N.A. as resigning securities intermediary. The RMR VI Amendment amends the Credit Agreement, dated as of February 2, 2023 (the “RMR VI Credit Agreement”), by and among the Company, as servicer, RMR VI, as borrower, the lenders and agents from time to time parties thereto, Regions Bank, as administrative agent and securities intermediary, and Computershare Trust Company, N.A., as backup servicer, as amended from time to time prior to the date of the RMR VI Amendment. The RMR VI Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.1 to the Current Report on Form 8-K filed February 8, 2023. The RMR VI Amendment amends the RMR VI Credit Agreement to, among other things, (i) address changes to the definitions of “Concentration Limits,” “Credit Score,” “Intercreditor Agreement,” “Maturity Date,” “Security Agreement,” and “Unused Commitment Fee,” (ii) add certain additional direct subsidiaries of the Company to the definition of “Originator,” (iii) extend the revolving period end date to April 2028 and extend the maturity date to April 2029, (iv) address changes to and the incorporation of certain definitions, including but not limited to the definitions of “Bank Originator Transfer Agreement,” “Bank Retained Loans,” “Basic Documents,” “Contract,” “Credit Policy,” “Eligible Receivables,” and “Owner of Record” relating to the pledge of receivables originated by a bank partner upon the satisfaction of certain conditions, and (v) address certain changes to the definition of “Eligible Receivables” to remove the minimum credit score.

For a complete description of the terms of the RMR VI Amendment, see Exhibit 10.4 hereto. The foregoing description of the RMR VI Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the RMR VI Amendment, which is incorporated by reference herein.

Amendment to the RMR VII Warehouse Facility

On April 28, 2026, the Company and its wholly-owned subsidiary, Regional Management Receivables VII, LLC (“RMR VII”), entered into the Fourth Amendment to Credit Agreement and Consent, dated as of April 28, 2026 (the “RMR VII Amendment”, together with the RMR IV Amendment, the RMR V Amendment, and the RMR VI Amendment, each a “Warehouse Amendment” and, collectively, the “Warehouse Amendments”), by and among the Company, as servicer, RMR VII, as borrower, the lenders parties thereto, and BMO Capital Markets Corp., as administrative agent. The RMR VII Amendment amends the Credit Agreement, dated as of April 3, 2023 (the “RMR VII Credit Agreement”, together with the RMR IV Credit Agreement, the RMR V Credit Agreement, and the RMR VI Credit Agreement, each a “Warehouse Credit Agreement” and, collectively, the “Warehouse Credit Agreements”), by and among the Company, as servicer, RMR VII, as borrower, the lenders and agents from parties thereto, BMO Capital Markets Corp., as administrative agent (the “RMR VII Administrative Agent”), and Computershare Trust Company, N.A., as securities intermediary and backup servicer. The RMR VII Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.1 to the Current Report on Form 8-K filed April 6, 2023. The RMR VII Amendment amends the RMR VII Credit Agreement to, among other things, (i) amend the “Advance Rate” definition to reduce the advance rate from 76.0% to 72.5% after a securitization trigger holiday if RMR VII elects to apply a higher concentration limit for receivables with an APR greater than 36.00%, (ii) address changes to the definitions of “Concentration Limits,” “Intercreditor Agreement,” “Maturity Date,” “Security Agreement,” and “Unused Commitment Fee,” (iii) add certain additional direct subsidiaries of the Company to the definition of “Originator,” (iv) extend the revolving period end date to October 2027, and establish a one-year amortization period, extending the maturity date to October 2028, and (v) address changes to and the incorporation of certain definitions, including but not limited to the definitions of “Bank Originator Transfer Agreement,” “Bank Retained Loans,” “Basic Documents,” “Contract,” “Credit Policy,” “Eligible Receivables,” and “Owner of Record” relating to the pledge of receivables originated by a bank partner upon the satisfaction of certain conditions.

Certain pricing terms were modified pursuant to an amended and restated fee letter agreement, dated April 28, 2026, by and among the Company, as servicer, RMR VII, as borrower, and the RMR VII Administrative Agent (the “Amended Fee Letter”). The terms of the Amended Fee Letter reduced the margin applied in calculating the rate of interest on the advances made pursuant to the RMR VII Credit Agreement to 2.1% per annum.

For a complete description of the terms of the RMR VII Amendment, see Exhibit 10.5 hereto. The foregoing description of the RMR VII Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the RMR VII Amendment, which is incorporated by reference herein.

The lenders under the Loan Agreement (and their respective subsidiaries or affiliates) and the Warehouse Credit Agreements have in the past provided and/or may in the future provide investment banking, underwriting, lending, commercial banking, trust, and other advisory services to the Company and its subsidiaries and affiliates. These parties have received, and may in the future receive, customary compensation from the Company and its subsidiaries and affiliates for such services.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

First Amendment to the Loan and Security Agreement, dated as of April 28, 2026, by and among Regional Management Corp. and its subsidiaries named as borrowers therein, the financial institutions named as lenders therein, and Bank of Montreal, as agent.

10.2

Amendment No 8 to the Credit Agreement, dated as of April 28, 2026, by and among Regional Management Corp., as servicer, Regional Management Receivables IV, LLC, as borrower, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, acting through its Corporate Trust Services division, including its successors and permitted assigns, as account bank, securities intermediary, and backup servicer.

10.3

Amendment No. 8 to the Credit Agreement, dated as of April 28, 2026, by and among Regional Management Corp., as servicer, Regional Management Receivables V, LLC, as borrower, the lenders from time to time parties thereto, Computershare Trust Company, National Association, acting through its Corporate Trust Services division, including its successors and permitted assigns, as account bank and backup servicer, and JPMorgan Chase Bank, N.A., as administrative agent.

10.4

Fourth Amendment to Credit Agreement and Consent, dated as of April 28, 2026, by and among Regional Management Corp., as servicer, Regional Management Receivables VI, LLC, as borrower, the lenders parties thereto, and Regions Bank, as administrative agent and securities intermediary, and Computershare Trust Company, N.A. as backup servicer.

10.5

Fourth Amendment to Credit Agreement and Consent, dated as of April 28, 2026, by and among Regional Management Corp., as servicer, Regional Management Receivables VII, LLC, as borrower, the lenders parties thereto, Computershare Trust Company, N.A. as securities intermediary and backup servicer, and BMO Capital Markets Corp., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: May 4, 2026	By:	/s/ Harpreet Rana
	Name:	Harpreet Rana
	Title:	Executive Vice President and Chief Financial and Administrative Officer